Exhibit 10.26S

THIS DOCUMENT CONTAINS INFORMATION WHICH HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.  SUCH EXCLUDED INFORMATION IS IDENTIFIED BY BRACKETS AND MARKED WITH (***).

TWENTIETH AMENDMENT

TO

CONSOLIDATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS OPERATING, LLC

SCHEDULE AMENDMENT

This Twentieth Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Operating, LLC, a Delaware limited liability company (“Customer”).  CSG and Customer entered into that certain Consolidated CSG Master Subscriber Management System Agreement effective as of August 1, 2017 (CSG document no. 4114281), as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.  The effective date of this Amendment is the date last signed below (the “Effective Date”).

1.

Customer desires to use and CSG agrees to provide to Customer, for Customer’s Connected and Non-ACP Subscribers, CSG’s Composed XML Output, as described herein, under the Agreement.  Therefore, upon execution of this Amendment the following changes are hereby made to the Agreement:

a)	Schedule C, “Recurring Services,” of the Agreement shall be amended to add CSG Composed XML Output as a Recurring Service.

b)	Schedule C, entitled “Recurring Services” of the Agreement shall be amended to add the following under “Recurring Services Description”:

“CSG Composed XML Output.  The CSG Composed XML Output is generated following completion of the composition cycle process and provides Customer’s electronic statement output in XML format to be stored by CSG and retrieved by Customer via an application programming interface (“API”).  The CSG Composed XML Output will be available for Customer retrieval from the API on a statement cycle basis.  Composed XML will include statement information as it appears in Customer’s Subscribers’ statements, including statement messages.”

2.

As a result, upon execution of this Amendment and pursuant to the terms and conditions of the Agreement, Schedule F, “Fees,” Section 1., “CSG Services,” subsection III., “Payment Procurement,” subsection A, “Direct Solutions (Print and Mail),” is amended to add a new subsection 15, “CSG Composed XML Output,” as follows:

Description	Frequency	Fee
15. CSG Composed XML Output
(a)Implementation and set up (Note 33)	[********]	[*****]
(b)Recurring Fees - Statement Pulls (Note 34) (Note 35)
i.Statement Pulls per [*****] up to and including [**** *******]	[*******]	[$*********]
ii.Statement Pulls/per [*****] in excess of [**** *******] (“Excess Statement Pulls”); per [**** *** (*) *******] Excess Statement Pulls (or portion thereof)	[*******]	[$********]

Note 33: Implementation and set up of the CSG Composed XML Output shall be mutually agreed upon and documented in that certain Statement of Work, “Implement CSG Composed XML Output,” (CSG document no. 4123173) to be executed by CSG and Customer.

Note 34:  For purposes of the CSG Composed XML Output, a “Statement Pull” occurs each time an electronic statement is retrieved from the API by or on behalf of a Connected Subscriber or a Non-ACP Subscriber.

Note 35: Composed XML Output will be stored and available to Customer for retrieval by Customer from the API for a rolling [******** (**) ******].

THIS AMENDMENT is executed on the days and year last signed below to be effective as of the Effective Date (defined above).

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Mike Ciszek	By: /s/ Gregory L. Cannon
Title: Mike Ciszek	Title: Gregory L. Cannon
Name: SVP - Billing Strategy and Operation	Name: SVP, Secretary & General Counsel
Date: 1/18/19	Date: 1/18/19